Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

February 23, 2005

Debra J. Richardson, Investor Relations

(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman

(515) 273-3552, jmatovina@american-equity.com

D. J. Noble, Chairman

(515) 457-1705, dnoble@american-equity.com

AMERICAN EQUITY REPORTS RECORD EARNINGS OF
$45.3 MILLION FOR 2004

WEST DES MOINES, Iowa (February 23, 2005) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of index and fixed rate annuities, today reported record net income for 2004 of $45.3 million, or $1.19 per common share and $1.08 per diluted common share, an increase of 78% over 2003 net income of $25.4 million, or $1.45 per common share and $1.21 per diluted common share.(1)  Net income for the fourth quarter of 2004 was $13.8 million, or $0.36 per common share and $0.33 per diluted common share, an increase of 68% over 2003 fourth quarter earnings of $8.2 million, or $0.39 per common share and $0.32 per diluted common share.(1)  Operating income(2) for 2004 was $43.0 million, or $1.13 per common share and $1.03 per diluted common share, and $11.8 million for the fourth quarter of 2004, or $0.31 per common share and $0.28 per diluted common share.

(1)           The comparability of EPS data between periods is impacted by the issuance of 18,700,000 common shares in December 2003, and 805,000 common shares in January 2004 in connection with the initial public offering of the Company’s common stock.

(2)           In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

SALES AND PRODUCTION

During 2004 American Equity posted total sales of annuity products of $2.0 billion ($1.8 billion net of coinsurance), an increase of 14% over total sales in 2003 of $1.7 billion ($1.1 billion net of coinsurance).  84% of the Company’s total 2004 sales were in multi-strategy index annuities, a sector in which American Equity has been a leader in product design and sales volume for over six years.  Net sales after coinsurance increased by 64% during 2004 compared to 2003 primarily as a result of the suspension by mutual agreement of the Company’s coinsurance agreement with a subsidiary of FBL Financial Group, Inc., effective August 1, 2004.

Fourth quarter 2004 sales totaled $620 million and ran at a steady pace of over $200 million each month during the quarter.  This trend, which shows marked improvement over fourth quarter 2003 sales of $374 million, continued in January 2005 with total sales for that month at $194 million, representing strongest sales for the month of January in the Company’s history.  “We have never worked harder to build sales momentum than we did throughout 2004,” said David J. Noble, Chairman, President and Chief Executive Officer of American Equity.  “Those efforts began to pay off for us in the fourth quarter, and we will continue this strategy during 2005.  We are committed to a plan of profitable growth and to a philosophy of sound product design and market practices for the benefit of our policyholders, agents and shareholders.”  The Company attributes its strength in sales to its distribution force of approximately 46,000 independent agents and 70 national marketing organizations.

INVESTMENT EARNINGS

At December 31, 2004, American Equity had total assets of $11.1 billion, compared to $9.0 billion at year end 2003.  Total invested assets grew 29% to $8.0 billion at December 31, 2004, compared to $6.2 billion at year end 2003.  Net investment income increased 20% to $429.9 million in 2004 compared to $358.5 million in 2003.  The weighted average yield on invested assets, of which over 99% are investment grade, was 6.28% for the year.  American Equity earned a weighted average gross spread (aggregate yield on invested assets over the cost of money on annuities) of 2.38% on its aggregate annuity fund values, comprised of 2.91% on index annuities, 2.81% on fixed rate annuities and 0.71% on multi-year rate guaranteed products.

The Company continued to diversify its asset base primarily through the expansion of its mortgage loan portfolio, which comprised 12% of invested assets at December 31, 2004.  The Company continues to believe that its asset strategy is well suited to its liabilities, which lengthened in duration overall with the addition of 2004 sales.

CAPITAL BASE AT SELF-SUSTAINING LEVEL

During 2004 the Company further strengthened its capital position with the successful completion of several transactions bringing its total capitalization to $755.1 million compared to $412.0 million at December 31, 2003.  The largest portion of this new capital consists of $260 million of 5.25% convertible senior indebtedness, which is expected to contribute positively to net earnings with the investment of the net proceeds at a yield exceeding the cost of money.  The debt may be converted when the price of the Company’s common stock equals or exceeds $17.36 per share for a period of 30 consecutive days, which is 120% of the conversion price of $14.47.  Upon conversion, debt holders will receive a combination of cash and shares of common stock, minimizing the dilution caused by the issuance of new shares.  If all of the debt were to be converted when the price of American Equity’s common stock is at $17.36 per share, approximately 3 million shares would be distributed, representing approximately 7% of the Company’s diluted common shares outstanding for the fourth quarter 2004.

“The convertible debt transaction was very dynamic for American Equity and its shareholders,” commented Mr. Noble.  “Having raised well over $500 million in new capital in 2003 and 2004, the Company can now support its growth targets on a self-sustaining basis.  This fulfills one of our primary goals and allows us to remain tightly focused on profitable growth through sales of high quality annuity products”

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations,

strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance”, “expect”, “anticipate”, “believe”, “goal”, “objective”, “target”, “may”, “should”, “estimate”, “projects” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss 2004 earnings on Thursday, February 24, 2005, at 10 a.m. CST.  Investors and interested parties may listen to the call by dialing 800-265-0241 passcode 92715272 (international callers, please dial 617-801-6888).  An audio replay will be available via telephone through March 3, 2005 by calling 888-286-8010, passcode 60915513 (international callers will need to dial 617-801-6888).

ABOUT AMERICAN EQUITY

Founded in 1995, American Equity Investment Life Holding Company is a full -service underwriter of a broad line of annuity and insurance products, with a primary emphasis on the sale of fixed-rate and index annuities. The company has approximately 230 employees and more than 46,000 agents selling its products in 48 states and District of Columbia.

American Equity Investment Life Holding Company

Operating Income

Three months ended December 31, 2004

		Adjustments		Operating
	As Reported	Realized Gains	SFAS 133	Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,435	—	—	$3,435
Annuity and single premium universal life product charges	6,791	—	—	6,791
Net investment income	114,196	—	—	114,196
Realized gains on investments	132	(132)	—	—
Change in fair value of derivatives	47,511	—	(53,006)	(5,495)
Total revenues	172,065	(132)	(53,006)	118,927

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,368	—	—	3,368
Interest credited to account balances	68,797	—	(1,170)	67,627
Change in fair value of embedded derivatives	44,677	—	(44,677)	—
Interest expense on General Agency Commission and Servicing Agreement	422	—	—	422
Interest expense on notes payable	1,148	—	—	1,148
Interest expense on subordinated debentures	2,788	—	—	2,788
Interest expense on amounts due under repurchase agreements	988	—	—	988
Amortization of deferred policy acquisition costs	21,425	—	(4,176)	17,249
Other operating costs and expenses	7,657	—	—	7,657
Total benefits and expenses	151,270	—	(50,023)	101,247

Income before income taxes	20,795	(132)	(2,983)	17,680
Income tax expense	7,015	(46)	(1,044)	5,925

Net income	$13,780	$(86)	$(1,939)	$11,755

Earnings per common share	$0.36			$0.31
Earnings per common share - assuming dilution	$0.33			$0.28

(a)          In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact is useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

1

American Equity Investment Life Holding Company

Net Income/Operating Income

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Revenues:
Traditional life and accident and health insurance premiums	$3,435	$2,598	$15,115	$13,686
Annuity and single premium universal life product charges	6,791	4,948	22,462	20,452
Net investment income	114,196	94,469	429,926	358,529
Realized gains on investments	132	65	943	6,946
Change in fair value of derivatives	47,511	27,384	28,696	52,525
Total revenues	172,065	129,464	497,142	452,138

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,368	2,978	13,423	11,824
Interest credited to account balances	68,797	67,615	305,762	248,075
Change in fair value of embedded derivatives	44,677	25,854	(8,567)	66,801
Interest expense on General Agency Commission and Servicing Agreement	422	589	2,594	3,000
Interest expense on notes payable	1,148	355	1,749	1,486
Interest expense on subordinated debentures	2,788	2,086	9,609	7,661
Interest expense on amounts due under repurchase agreements and other interest expense	988	455	3,148	1,278
Amorization of deferred policy acquistion costs	21,425	11,157	67,867	47,450
Other operating costs and expenses	7,657	5,810	32,016	25,618
Total benefits and expenses	151,270	116,899	427,601	413,193

Income before income taxes	20,795	12,565	69,541	38,945
Income tax expense	7,015	4,353	24,257	13,505

Net income	13,780	8,212	45,284	25,440
Realized gains on investments, net of offsets	(86)	(42)	(613)	(2,523)
Net effect of SFAS 133	(1,939)	446	(1,695)	1,639

Operating income (a)	$11,755	$8,616	$42,976	$24,556

Earnings per common share	$0.36	$0.39	$1.19	$1.45
Earnings per common share - assuming dilution	$0.33	$0.32	$1.08	$1.21
Operating income per common share (a)	$0.31	$0.41	$1.13	$1.40
Operating income per common share - assuming dilution (a)	$0.28	$0.34	$1.03	$1.17

Weighted average common shares outstanding (in thousands):
Earnings per common share	38,284	21,209	38,159	17,560
Earnings per common share - assuming dilution	43,045	26,350	43,096	22,170

2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement

December 31, 2004

A.	Financial Highlights

Condensed Consolidated Balance Sheets
Consolidated Statements of Income
Operating Income
Twelve Months Ended December 31, 2004
Three Months Ended December 31, 2004
Quarterly Summary – Most Recent 5 quarters
Capitalization/ Book Value per Share

B.	Product Summary

Annuity Deposits by Product Type
Surrender Charge Protection and Fund Values by Product Type
Annuity Liability Characteristics
Spread Results

C.	Investment Summary

Summary of Invested Assets
Credit Quality of Fixed Maturity Securities
Watch List Securities and Aging of Gross Unrealized Losses
Mortgage Loans by Region and Property Type

D.	Shareholder Information

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	December 31, 2004	December 31, 2003

Assets
Cash and investments:
Fixed maturity securities:
Available for sale, at market	$2,705,323	$3,618,025
Held for investment, at amortized cost	4,098,493	1,827,289
Equity securities, available for sale, at market	38,303	21,409
Mortgage loans on real estate	959,779	608,715
Derivative instruments	148,006	119,833
Policy loans	362	324
Cash and cash equivalents	62,664	32,598
Total cash and investments	8,012,930	6,228,193

Coinsurance deposits—related party	2,068,700	1,926,603
Accrued investment income	44,871	29,386
Receivables from related parties	16,596	28,015
Property and equipment	3,370	1,574
Deferred policy acquisition costs	713,021	608,197
Deferred sales inducements	159,467	95,467
Deferred income tax asset	70,562	58,833
Other assets	24,549	12,909
Total assets	$11,114,066	$8,989,177

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands)

(Unaudited)

	December 31, 2004	December 31, 2003

Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves:	$9,807,969	$8,315,874
Other policy funds and contract claims	94,410	60,995
Amounts due to related party under General Agency Commission and Servicing Agreement	35,812	40,601
Other amounts due to related parties	31,955	22,551
Notes payable	260,000	31,833
Subordinated debentures	173,576	116,425
Amounts due under repurchase agreements	264,875	108,790
Other liabilities	123,965	28,392
Total liabilities	10,792,562	8,725,461

Stockholders’ equity:
Series Preferred Stock	—	625
Common Stock	38,360	35,294
Additional paid-in capital	215,793	208,436
Accumulated other comprehensive loss	(19,269)	(22,742)
Retained earnings	86,620	42,103
Total stockholders’ equity	321,504	263,716
Total liabilities and stockholders’ equity	$11,114,066	$8,989,177

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2004	2003	2004	2003
Revenues:
Traditional life and accident and health insurance premiums	$3,435	$2,598	$15,115	$13,686
Annuity and single premium universal life product charges	6,791	4,948	22,462	20,452
Net investment income	114,196	94,469	429,926	358,529
Realized gains on investments	132	65	943	6,946
Change in fair value of derivatives	47,511	27,384	28,696	52,525
Total revenues	172,065	129,464	497,142	452,138

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,368	2,978	13,423	11,824
Interest credited to account balances	68,797	67,615	305,762	248,075
Change in fair value of embedded derivatives	44,677	25,854	(8,567)	66,801
Interest expense on General Agency Commission and Servicing Agreement	422	589	2,594	3,000
Interest expense on notes payable	1,148	355	1,749	1,486
Interest expense on subordinated debentures	2,788	2,086	9,609	7,661
Interest expense on amounts due under repurchase agreements and other interest expense	988	455	3,148	1,278
Amortization of deferred policy acquisition costs	21,425	11,157	67,867	47,450
Other operating costs and expenses	7,657	5,810	32,016	25,618
Total benefits and expenses	151,270	116,899	427,601	413,193

Income before income taxes	20,795	12,565	69,541	38,945
Income tax expense	7,015	4,353	24,257	13,505

Net income	$13,780	$8,212	$45,284	$25,440

Earnings per common share	$0.36	$0.39	$1.19	$1.45
Earnings per common share - assuming dilution (a)	$0.33	$0.32	$1.08	$1.21
Weighted average common shares outstanding (in thousands):
Earnings per common share	38,284	21,209	38,159	17,560
Earnings per common share - assuming dilution	43,045	26,350	43,096	22,170

(a)          The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $303 for the three months ended December 31, 2004, $336 for the three months ended December 31, 2003, $1,255 for the twelve months ended December 31, 2004 and $1,347 for the twelve months ended December 31, 2003.

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Operating Income

Twelve months ended December 31, 2004

		Adjustments		Operating
	As Reported	Realized Gain	SFAS 133	Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$15,115	—	—	$15,115
Annuity and single premium universal life product charges	22,462	—	—	22,462
Net investment income	429,926	—	—	429,926
Realized gains on investments	943	(943)	—	—
Change in fair value of derivatives	28,696	—	(448)	28,248
Total revenues	497,142	(943)	(448)	495,751

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	13,423	—	—	13,423
Interest credited to account balances	305,762	—	(1,383)	304,379
Change in fair value of embedded derivatives	(8,567)	—	8,567	—
Interest expense on General Agency Commission and Servicing Agreement	2,594	—	—	2,594
Interest expense on notes payable	1,749	—	—	1,749
Interest expense on subordinated debentures	9,609	—	—	9,609
Interest expense on amounts due under repurchase agreements	3,148	—	—	3,148
Amortization of deferred policy acquisition costs	67,867	—	(5,025)	62,842
Other operating costs and expenses	32,016	—	—	32,016
Total benefits and expenses	427,601	—	2,159	429,760

Income before income taxes	69,541	(943)	(2,607)	65,991
Income tax expense	24,257	(330)	(912)	23,015

Net income	$45,284	$(613)	$(1,695)	$42,976

Earnings per common share	$1.19			$1.13
Earnings per common share – assuming dilution	$1.08			$1.03

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Operating Income

Three months ended December 31, 2004

		Adjustments		Operating
	As Reported	Realized Gain	SFAS 133	Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,435	—	—	$3,435
Annuity and single premium universal life product charges	6,791	—	—	6,791
Net investment income	114,196	—	—	114,196
Realized gains on investments	132	(132)	—	—
Change in fair value of derivatives	47,511	—	(53,006)	(5,495)
Total revenues	172,065	(132)	(53,006)	118,927

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,368	—	—	3,368
Interest credited to account balances	68,797	—	(1,170)	67,627
Change in fair value of embedded derivatives	44,677	—	(44,677)	—
Interest expense on General Agency Commission and Servicing Agreement	422	—	—	422
Interest expense on notes payable	1,148	—	—	1,148
Interest expense on subordinated debentures	2,788	—	—	2,788
Interest expense on amounts due under repurchase agreements	988	—	—	988
Amortization of deferred policy acquisition costs	21,425	—	(4,176)	17,249
Other operating costs and expenses	7,657	—	—	7,657
Total benefits and expenses	151,270	—	(50,023)	101,247

Income before income taxes	20,795	(132)	(2,983)	17,680
Income tax expense	7,015	(46)	(1,044)	5,925

Net income	$13,780	$(86)	$(1,939)	$11,755

Earnings per common share	$0.36			$0.31
Earnings per common share – assuming dilution	$0.33			$0.28

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Operating Income/Net Income

Quarterly Summary – Most Recent 5 Quarters

	Q4 2004	Q3 2004	Q2 2004	Q1 2004	Q4 2003
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,435	$3,581	$3,713	$4,386	$2,598
Annuity and single premium universal life product charges	6,791	5,355	5,345	4,971	4,948
Net investment income	114,196	109,783	106,586	99,361	94,299
Change in fair value of derivatives	(5,495)	6,768	7,226	19,749	3,369
Total revenues	118,927	125,487	122,870	128,467	105,214

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,368	2,424	3,750	3,881	2,978
Interest credited to account balances	67,627	77,270	75,337	84,145	67,769
Interest expense on General Agency Commission and Servicing Agreement	422	684	674	814	589
Interest expense on notes payable	1,148	97	190	314	355
Interest expense on subordinated debentures	2,788	2,428	2,275	2,118	1,916
Interest expense on amounts due under repurchase agreements	988	1,047	798	315	455
Amortization of deferred policy acquisition costs	17,249	16,379	15,236	13,978	12,157
Other operating costs and expenses	7,657	8,132	7,674	8,553	5,810
Total benefits and expenses	101,247	108,461	105,934	114,118	92,029

Operating income before income taxes	17,680	17,026	16,936	14,349	13,185
Income tax expense	5,925	6,078	5,993	5,019	4,569

Operating income (a)	11,755	10,948	10,943	9,330	8,616
Realized gains (losses) on investments, net of offsets	86	274	7	246	42
Net effect of SFAS 133	1,939	(533)	(572)	861	(446)

Net income	$13,780	$10,689	$10,378	$10,437	$8,212

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Operating Income/Net Income

Quarterly Summary – Most Recent 5 Quarters

	Q4 2004	Q3 2004	Q2 2004	Q1 2004	Q4 2003
	(Dollars in thousands, except per share data)

Earnings per common share	$0.36	$0.28	$0.27	$0.28	$0.39
Earnings per common share - assuming dilution	$0.33	$0.26	$0.25	$0.25	$0.32
Operating income per common share (a)	$0.31	$0.29	$0.29	$0.25	$0.41
Operating income per common share - assuming dilution (a)	$0.28	$0.26	$0.26	$0.22	$0.34

Weighted average common shares outstanding (in thousands):
Earnings per common share	38,284	38,258	38,178	37,912	21,209
Earnings per common share - assuming dilution	43,045	42,920	43,212	43,210	26,350

(a)           In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact is useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Capitalization/ Book Value per Share

	December 31, 2004	December 31, 2003
	(Dollars in thousands, except per share data)
Capitalization:
Senior unsecured convertible notes	$260,000	$—
Notes payable to banks	—	31,833
Subordinated debentures payable to subsidiary trusts	173,576	116,425
Total debt	433,576	148,258

Total stockholders’ equity	321,504	263,716

Total capitalization	755,080	411,974
Accumulated other comprehensive loss (AOCL)	19,269	22,742
Total capitalization excluding AOCL (a)	$774,349	$434,716

Total stockholders’ equity	$321,504	$263,716
Accumulated other comprehensive loss	19,269	22,742
Total stockholders’ equity excluding AOCL (a)	$340,773	$286,458

Common shares outstanding	38,360,343	35,294,035

Book Value per Share: (b)
Book value per share including AOCL	$8.38	$7.19
Book value per share excluding AOCL (a)	$8.88	$7.83

Debt-to-Capital Ratios: (a)
Senior debt / Total capitalization excluding AOCL	33.6%	7.3%
Adjusted debt / Total capitalization excluding AOCL (c)	41.4%	19.9%

(a)           Total capitalization, total stockholders’ equity, book value per share and debt-to-capital ratios excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of accumulated other comprehensive loss.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

(b)           Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL less the liquidation preference of our series preferred stock ($0 at December 31, 2004, $10 million at December 31, 2003) divided by the total number of shares of common stock outstanding.

(c)           Subordinated debentures payable to subsidiary trusts (qualifying trust preferred securities) are treated as 100% equity, except to the extent the total amount outstanding exceeds 15% of total capitalization (including AOCL).

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Annuity Deposits by Product Type

	Three Months Ended December 31,		Years Ended December 31,
Product Type	2004	2003	2004	2003
	(Dollars in thousands)
Index Annuities:
Index Strategies	$370,086	$194,393	$1,119,398	$768,105
Fixed Strategy	191,715	59,066	545,630	330,539
	561,801	253,459	1,665,028	1,098,644
Fixed Rate Annuities:
Single-Year Rate Guaranteed	55,235	111,781	287,619	564,256
Multi-Year Rate Guaranteed	3,048	8,540	21,324	64,108
	58,283	120,321	308,943	628,364

Total before coinsurance ceded	620,084	373,780	1,973,971	1,727,008
Coinsurance ceded (a)	962	142,286	202,064	649,434

Net after coinsurance ceded	$619,122	$231,494	$1,771,907	$1,077,574

(a)           All Multi-Year Rate Guaranteed annuity deposits are excluded from the coinsurance agreements.

2004: 20% of all other annuity deposits received through July 31, 2004.

2003: 40% of all other annuity deposits.

Surrender Charge Protection and Fund Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Fund Values at December 31, 2004

	Surrender Charge
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Net Fund Value
				Dollars in Thousands	%

Index Annuities	12.6	10.3	13.7%	$4,449,569	58.4%
Single-Year Fixed Rate Guaranteed Annuities	12.1	9.5	12.5%	1,758,136	23.1%
Multi-Year Fixed Rate Guaranteed Annuities	5.4	2.5	6.4%	1,413,924	18.5%

Total	11.3	8.8	12.1%	$7,621,629	100.0%

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value

SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$225,155	$4,828
1 percent	4,366	328
2 percent	10,415	4,525
3 percent	13,513	1,190
4 percent	21,430	4,551
5 percent	21,809	16,883
6 percent	744,066	51,909
7 percent	341,240	124,474
8 percent	217,667	129,951
9 percent	244,461	513,006
10 percent or greater	1,327,937	3,597,924
Total	$3,172,059	$4,449,569

APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,975,179	$4,403,682
Multi-year (3 - 5 years)	1,196,880	45,887
Total	$3,172,059	$4,449,569

ULTIMATE MINIMUM GUARANTEE RATE (3):
2 percent	$—	$1,415
2.25 percent (4)	177,453	931,904
3 percent	2,875,576	3,092,521
3.5 percent (5)	—	423,729
4 percent	119,030	—
Total	$3,172,059	$4,449,569

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (6) (7):
No differential	$109,459	$—
› 0.0% - 0.5%	1,604,132	783,148
› 0.5% - 1.0%	8,313	455,423
› 1.0% - 1.5%	273,515	38,583
› 1.5% - 2.0%	100,204	—
› 2.0% - 2.5%	104,946	—
› 2.5% - 3.0%	317,546	—
Greater than 3.0%	653,944	—
Cumulative floor (3)	—	3,172,415
Total	$3,172,059	$4,449,569

(1)   In addition, $1,598,840 (50%) of the Fixed Annuities Account Value have market value adjustment protection.

(2)   The contract features for 99% of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for the remaining 1% are reset every two years.

(3)   Index Annuities provide guarantees based on a cumulative floor over the term of the product.  Rates used to determine the cumulative floor may be applied to less than 100% of the annuity deposit received.

(4)   Products have a guarantee of 2.25% for the first 10 years, & 3.0% thereafter.

(5)   Products have a guarantee of 3.5% for the first 5 years, & 3.0% thereafter.

(6)   Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.

(7)   Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 290 basis points.

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Spread Results

	Years Ended December 31,
	2004	2003
Average yield on invested assets	6.28%	6.43%
Average net cost of money for index annuities	3.37%	3.46%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.47%	3.69%
Multi-year rate guaranteed	5.57%	5.70%

Investment spread:
Aggregate	2.38%	2.30%
Index annuities	2.91%	2.97%
Fixed rate annuities:
Annually adjustable	2.81%	2.74%
Multi-year rate guaranteed	0.71%	0.73%

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Summary of Invested Assets

	December 31, 2004		December 31, 2003
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government and agencies	$5,730,894	71.5%	$4,289,857	68.9%
Public utilities	44,849	0.6%	51,835	0.8%
Corporate securities	338,407	4.2%	409,482	6.6%
Redeemable preferred stocks	35,369	0.4%	10,079	0.2%
Mortgage and asset-backed securities:
Government	257,004	3.2%	264,102	4.2%
Non-Government	397,293	5.0%	419,959	6.7%
Total fixed maturity securities	6,803,816	84.9%	5,445,314	87.4%
Equity securities	38,303	0.5%	21,409	0.4%
Mortgage loans on real estate	959,779	12.0%	608,715	9.8%
Derivative instruments	148,006	1.8%	119,833	1.9%
Policy loans	362	—	324	—
Cash and cash equivalents	62,664	0.8%	32,598	0.5%
Total cash and investments	$8,012,930	100.0%	$6,228,193	100.0%

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Credit Quality of Fixed Maturity Securities

		December 31, 2004		December 31, 2003
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$6,585,322	96.8%	$5,191,006	95.3%
2	Baa	162,298	2.4%	174,519	3.2%
3	Ba	20,555	0.3%	47,904	0.9%
4	B	14,124	0.2%	21,109	0.4%
5	Caa and lower	13,298	0.2%	10,773	0.2%
6	In or near default	8,219	0.1%	3	—
	Total fixed maturity securities	$6,803,816	100.0%	$5,445,314	100.0%

Watch List Securities - Aging of Gross Unrealized Losses - December 31, 2004

Issuer	Amortized Cost	Unrealized Losses	Estimated Fair Value	Maturity Date	Months Below Amortized Cost
	(Dollars in thousands)
Land O’Lakes Capital Securities 144A	$8,074	$(2,874)	$5,200	03/15/2028	48
Continental Air 2001-001-B	7,841	(1,292)	6,549	06/15/2017	28
Northwest Airlines Pass Thru Certificates 1999-1 Class C	8,208	(2,335)	5,873	08/01/2015	45
Pegasus Aviation 1999-1A C1	5,776	(3,076)	2,700	03/25/2029	40
	$29,899	$(9,577)	$20,322

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Mortgage Loans by Region and Property Type

	December 31, 2004		December 31, 2003
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$196,805	20.5%	$115,817	19.0%
Middle Atlantic	80,098	8.3%	56,563	9.3%
Mountain	148,608	15.5%	79,777	13.1%
New England	50,624	5.3%	38,539	6.3%
Pacific	84,860	8.8%	42,327	7.0%
South Atlantic	166,606	17.4%	105,635	17.4%
West North Central	165,041	17.2%	125,163	20.5%
West South Central	67,137	7.0%	44,894	7.4%
Total mortgage loans	$959,779	100.0%	$608,715	100.0%

Property type distribution
Office	$296,995	30.9%	$145,490	23.9%
Medical Office	65,396	6.8%	55,314	9.1%
Retail	218,133	22.7%	163,434	26.8%
Industrial/Warehouse	236,835	24.7%	162,943	26.8%
Hotel	25,652	2.7%	20,819	3.4%
Apartments	44,984	4.7%	29,565	4.9%
Mixed use/other	71,784	7.5%	31,150	5.1%
Total mortgage loans	$959,779	100.0%	$608,715	100.0%

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – December 31, 2004

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company

5000 Westown Parkway Suite 440

West Des Moines, IA 50266

Inquiries:

Debra J. Richardson, Investor Relations	D. J. Noble, Chairman
(515) 273-3551, drichardson@american-equity.com	(515) 457-1703, dnoble@american-equity.com

John M. Matovina, Vice Chairman
(515) 273-3552, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2004
First Quarter	$13.15	$10.05	$12.85	$0.00
Second Quarter	$13.10	$9.75	$9.95	$0.00
Third Quarter	$10.22	$8.79	$9.49	$0.00
Fourth Quarter	$11.00	$9.41	$10.77	$0.02

2003
Fourth Quarter	$10.30	$8.55	$9.97	$0.01

Transfer Agent:	Analyst Coverage:

EquiServe	Steven Schwartz	Elizabeth C. Malone
P.O. Box 43010	Raymond James Financial, Inc.	Advest, Inc.
Providence, RI 02940	(312) 612-7686	(301) 774-3782
Phone: (877) 282-1169	steven.schwartz@raymondjames.com	elizabeth.malone@advest.com
Fax: (781)838-8813
clientresearch@equiserve.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Debra J. Richardson, Senior Vice President, at (515) 457-1704 by visiting our web site at
www.american-equity.com.